UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 30, 2026
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Effective at 12:01 a.m. (Pacific Daylight Time) on April 1, 2026 (the “Effective Time”), pursuant to the Agreement and Plan of Merger, dated as of December 16, 2025 (the “Merger Agreement”), between Community West Bancshares, a California corporation (the “Company”) and United Security Bancshares, a California corporation (“USB”), USB merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”).

Item 2.01 Completion of Acquisition or Disposition of Assets

As referenced above, on April 1, 2026, the Company completed its previously announced acquisition of USB pursuant to the Merger Agreement. At the Effective Time, USB merged with and into the Company, with the Company surviving the Merger. Immediately following the Merger, United Security Bank, a wholly owned subsidiary of USB, merged with and into Community West Bank (the “Bank”), a wholly owned subsidiary of the Company, with the Bank continuing as the surviving bank.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each outstanding share of USB capital stock was automatically converted as a result of the Merger into the right to receive 0.4520 shares of the Company’s common stock, with cash to be paid in lieu of fractional shares. Each outstanding share of the Company’s common stock remains outstanding and was unaffected by the Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 17, 2025, and incorporated herein by reference.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Effective Time, pursuant to the terms of the Merger Agreement the board of directors of the Company (the “Board”) and the board of directors of the Bank each appointed Jagroop “Jay” Gill and Dora Westerlund to fill vacancies created by the retirements of sitting directors and decreased the size of the respective board by one director to 14 directors. Each director will hold office until the next meeting of shareholders at which directors are elected, and until his or her successor shall have been elected and qualified. Mr. Gill will serve as Vice Chairman. At this time, the Board has not determined which, if any, of its committees to which Mr. Gill or Ms. Westerlund will be named.

There are no related party transactions reportable under Item 404(a) of Regulation S-K for Mr. Gill or Ms. Westerlund.

As previously disclosed, Mr. Gill and Ms. Westerlund each executed a voting and support agreement in favor of the Company in which they agreed to vote their shares of USB’s common stock in favor of approval of the Merger Agreement and the Merger.

The foregoing summary of the voting and support agreements is not complete and is qualified in its entirety by reference to the complete text of such agreements, a form of which was previously filed with the SEC and is incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 30, 2026, the Company held a special meeting of its shareholders (the “Special Meeting”) to consider certain proposals related to the Merger Agreement.

The record date for determination of shareholders entitled to vote at the Special Meeting was the close of business on February 20, 2026. There were 19,162,614 shares of common stock outstanding as of the record date, with each share being entitled to one vote. At the Special Meeting, the holders of 13,617,034 shares, or approximately 71.06% of the outstanding shares of the Company’s common stock, no par value per share (“Company common stock”), were represented in person or by proxy, which constituted a quorum for the Special Meeting. The final results for each of the matters submitted to a vote of shareholders at the Special Meeting, as set forth in the Company’s Joint Proxy Statement/Prospectus filed with the SEC on February 24, 2026, were as follows:

Proposal 1. The approval of the principal terms of the Merger Agreement and the transactions contemplated therein, including the issuance of Company common stock pursuant to the merger agreement (the “merger proposal”):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,558,443	39,539	19,052	—

Based on the votes set forth above, the Merger Proposal was approved by the shareholders of the Company.

Proposal 2. The approval of the adjournment of the Special Meeting to permit further solicitation of proxies in the event that an insufficient number of votes were cast to approve the merger proposal:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,379,632	155,231	82,171	—

Based on the votes set forth above, the adjournment was approved by the shareholders of the Company. Based on the votes set forth above with respect to the merger proposal, no adjournment of the Special Meeting was determined to be necessary or appropriate and, accordingly, the Special Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Special Meeting.

Item 7.01 Regulation FD Disclosure

On April 1, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The unaudited pro forma financial statements required by this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

10.1
Agreement and Plan of Merger, by and between Community West Bancshares and United Security Bancshares, dated December 16, 2025 (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed December 17, 2025)*

10.2
Form of Voting and Support Agreement, by and among Community West Bancshares and the directors and officers of United Security Bancshares identified therein, dated December 16, 2025 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed December 17, 2025)

99.1	Press Release dated April 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 1, 2026	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer